Batterymarch

U.S. SMALL CAPITALIZATION EQUITY PORTFOLIO

ANNUAL REPORT TO SHAREHOLDERS March 31, 2003 Institutional and Financial Intermediary Classes

Portfolio Managers’ Comments

Batterymarch U.S. Small Capitalization Equity Portfolio

Performance

For the one-year period ended March 31, 2003, the Fund’s Institutional Class return was -20.87%, on a net asset value basis, compared with -26.96% for the benchmark, the Russell 2000 Index.A In comparison, the S&P 500 Stock Composite IndexB declined 24.76%.

The Portfolio had positive stock selection relative to the Russell 2000 benchmark for the one-year period, most notably in the health care sector, in a difficult market environment. The Portfolio benefited from its focus on strong fundamentals.

Our stock selection model produced a positive top-to-bottom quintile spread on an equal-weighted basis for the year. While the cash flow and valuation dimensions of our process were most predictive of excess return for most of 2002, during the first quarter of 2003, stocks with strong earnings growth and attractive technical scores had the best returns.

We rely on our dynamic stock selection process to ensure that our best stock ideas are represented in the Portfolio. At quarter end, the Portfolio was attractively positioned as measured by characteristics such as forward P/E, return on equity, and price-to-cash flow.

Since the Portfolio’s Institutional Class inception on March 13, 2000 through March 31, 2003, the average annual total return was -6.38%, compared with the Russell 2000 Index average annual total return of -12.68%.

Market Environment

The one-year period began with a crisis of investor confidence due to disappointments from industry bellwethers, continued weakness in capital expenditures and a perceived breakdown in corporate self-governance. While investors saw a brief rally during the fourth quarter of 2002, by the beginning of 2003, the war in Iraq, soaring energy prices, mixed economic news, poor sales and earnings visibility combined to provide a sobering backdrop for U.S. equities.

The best performing sector for the index for the one-year period was banks, with a flat return. The software and services and technology sectors were the worst performing sectors for the index, each down more than 45%.

The Russell 2000 Value IndexC fell 23.27%, compared with a decline of 31.63% for the Russell 2000 Growth  IndexD for the one-year period. Despite this, growth outperformed value for the first quarter of 2003, with the Russell 2000 Growth Index down 3.88%, compared with a decline of 5.08% for the Russell 2000 Value Index.

Investment Process

The Portfolio’s disciplined investment process incorporates rigorous stock selection and effective risk control. Designed to perform consistently over the long term, our proprietary process has added value in both up and down markets.

We look at stocks from a fundamental perspective, but with the speed and efficiency of quantitative investors. Our quantitative approach lets us evaluate 3,000 liquid stocks daily, ranking stocks across six dimensions: cash flow, earnings growth, expectations, value, technical and corporate signals. A range of factors within each dimension includes both growth and value.

A	Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
B	An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.
C	Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
D	Measures the performance of those Russell 2000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.

Portfolio Managers’ Comments — Continued

Our research shows that ranking stocks across multiple peer groups is useful in determining attractiveness. Therefore, our process ranks securities within traditional sectors and from other perspectives, resulting in more accurate stock rankings. We buy only those stocks ranked “buy” and sell only those ranked “sell.” Portfolio managers review all trades before execution; if a significant event is not yet reflected in our stock-ranking data, they have the discretion to modify a decision.

We rank the relative attractiveness of 20 sectors and overweight the four top-ranked sectors, underweight the bottom four and neutral weight the others. We optimize daily, using a multifactor risk model. Sector and market cap exposures are strictly controlled.

Our proprietary trading strategy is designed to minimize transaction costs – opportunity costs, market impact and commissions. We perform a daily analysis of completed transactions to monitor trade efficiency and ensure that costs remain low.

Outlook

Although stocks are still no bargain from an historical perspective, valuations are still coming down, becoming more attractive, particularly given the low interest rate and low inflation environment. Also, an increased focus on costs has left many companies well positioned to benefit from an upturn in business. In addition, for the first time in years, companies are increasing dividend payments to shareholders, representing the payout of real earnings.

At quarter end, the Portfolio was well diversified across market cap bands and industry sectors and maintained its attractive valuation combined with earnings growth potential. The Portfolio had a forward P/E ratio of 11.1x, compared with 12.6x for the Russell 2000 benchmark and a two-year growth rate of 20%, compared with 21% for the index.

Batterymarch Financial Management, Inc.

April 29, 2003

DJIA 8502.99

Performance Information

Batterymarch U.S. Small Capitalization Equity Portfolio

The following graph compares the Portfolio’s Institutional Class performance against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $1 million investment for the periods indicated. The line for the Portfolio represents the total return after deducting all Portfolio investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Portfolio’s results and the index’s results assume reinvestment of all dividends and distributions. Due to the limited operating history of the Financial Intermediary Class (inception date January 9, 2003), no performance graph is shown for this Class.

Total return measures investment performance in terms of appreciation or depreciation in a Portfolio’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Portfolio’s return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions  or the redemption of Fund shares.

Past performance does not predict future performance.

A	Measures the performance of the 2,000 smallest companies in the Russell 3000 index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Index returns are for periods beginning February 29, 2000.

Statement of Net Assets

March 31, 2003

(Amounts in Thousands)

Batterymarch U.S. Small Capitalization Equity Portfolio

	Shares/ Par	Market Value

Common Stock and Equity Interests — 92.0%

Auto and Transportation — 3.8%
American Axle & Manufacturing Holdings, Inc.	35	$734A
Arkansas Best Corporation	26	666
BorgWarner, Inc.	37	1,770
Landstar System, Inc.	31	1,758A
Oshkosh Truck Corporation	25	1,575
Roadway Express, Inc.	47	1,559

		8,062

Consumer Discretionary — 11.0%
Aaron Rents, Inc.	34	695
American Woodmark Corporation	28	1,217
Banta Corporation	40	1,185
Blyth, Inc.	34	854
Chattem, Inc.	64	979A
Gamestop Corporation	85	1,020A
Global Imaging Systems, Inc.	84	1,556A
GTECH Holdings Corporation	111	3,635A
Hollywood Entertainment Corporation	81	1,296A
Jo-Ann Stores, Inc.	51	1,010A
Kellwood Company	28	799
Movie Gallery, Inc.	59	1,033A
Nu Skin Enterprises, Inc.	73	739
Pittston Brink’s Group	83	1,156
Regis Corporation	43	1,076
Rent-A-Center, Inc.	20	1,111A
Right Management Consultants, Inc.	55	714A
Take Two Interactive Software, Inc.	37	825A
The Pep Boys – Manny, Moe & Jack	75	574
The Toro Company	22	1,555

		23,029

Consumer Staples — 3.9%
Fresh Del Monte Produce Inc.	50	758
Hovnanian Enterprises, Inc.	32	1,119A
M/I Schottenstein Homes, Inc.	42	1,207
Ralcorp Holdings, Inc.	51	1,339A
Stage Stores, Inc.	42	879A
The McClatchy Company	24	1,308
The Timberland Company	11	468A
Universal Corporation	30	1,118

		8,196

Energy — 5.8%
Cabot Oil & Gas Corporation	31	749
Cimarex Energy Co.	42	821

	Shares/ Par	Market Value

Energy — Continued
Key Energy Services, Inc.	75	$751	A
National-Oilwell, Inc.	63	1,413	A
Newfield Exploration Company	57	1,918	A
Oceaneering International, Inc.	44	963	A
Oil States International, Inc.	72	865	A
Oneok, Inc.	42	761
Patina Oil & Gas Corporation	36	1,191
Pogo Producing Company	19	756
St. Mary Land & Exploration Company	24	604
The Houston Exploration Company	51	1,382	A

		12,174

Financials — 23.2%
American Medical Security Group, Inc.	45	598	A
BancorpSouth, Inc.	76	1,398
Bank of Hawaii Corporation	25	764
Bedford Property Investors, Inc.	68	1,788
BOK Financial Corporation	25	804	A
Capital Automotive REIT	56	1,389
Chelsea Property Group, Inc.	55	2,049
City Holding Company	27	750
Colonial Properties Trust	28	926
Delphi Financial Group, Inc.	36	1,410
Developers Diversified Realty Corporation	34	826
Doral Financial Corporation	26	935
First BanCorp.	39	1,044
Global Payments Inc.	30	900
Hudson United Bancorp	90	2,766
Investors Financial Services Corp.	57	1,376
IPC Holdings, Ltd.	63	1,896
John H. Harland Company	79	1,923
LandAmerica Financial Group, Inc.	28	1,129
MB Financial, Inc.	25	899
Novastar Financial, Inc.	23	779
Nuveen Investments	64	1,437
Pacific Capital Bancorp	35	1,043
R&G Financial Corporation	98	2,163
Roslyn Bancorp, Inc.	78	1,401
Sky Financial Group, Inc.	45	881
South Financial Group Incorporated	73	1,589
Staten Island Bancorp, Inc.	96	1,435
The Macerich Company	73	2,306
Thornburg Mortgage Asset Corporation	117	2,410
Triad Guaranty Inc.	11	385	A
Trustmark Corporation	25	592
UICI	61	581	A
Ventas, Inc.	68	793

Statement of Net Assets — Continued

Batterymarch U.S. Small Capitalization Equity Portfolio — Continued

	Shares/ Par	Market Value

Financials — Continued
Viad Corp.	32	$682
W Holding Company, Inc.	57	1,037
Washington Federal, Inc.	42	887
Webster Financial Corporation	52	1,837
Whitney Holding Corporation	25	836

		48,644

Health Care — 12.2%
Alpharma Inc.	49	882
Charles River Laboratories International, Inc.	66	1,682	A
Coventry Health Care, Inc.	78	2,563	A
Endo Pharmaceuticals Holdings Inc.	41	559	A
IDEXX Laboratories, Inc.	79	2,759	A
Mentor Corporation	115	1,963
Merit Medical Systems, Inc.	37	708	A
Mid Atlantic Medical Services, Inc.	66	2,660	A
Omnicare, Inc.	28	762
Pediatrix Medical Group, Inc.	24	611	A
Perrigo Company	101	1,201
Respironics, Inc.	42	1,457	A
SangStat Medical Corporation	67	660	A
Serologicals Corporation	108	921	A
ShopKo Stores, Inc.	58	672	A
SICOR Inc.	117	1,952	A
Sierra Health Services, Inc.	96	1,232	A
STERIS Corporation	62	1,630	A
The Cooper Companies, Inc.	25	756

		25,630

Materials and Processing — 9.0%
A. Schulman, Inc.	62	894
Actuant Corporation	23	823	A
Acuity Brands, Inc.	53	708
Albany International Corp.	54	1,239	A
Bandag, Incorporated	24	765
Boston Communications Group, Inc.	97	1,518	A
Corn Products International, Inc.	19	560
EMCOR Group, Inc.	19	931	A
Georgia Gulf Corporation	25	511
Griffon Corporation	119	1,540	A
H.B. Fuller Company	77	1,771
Lennox International Inc.	68	979
Paxar Corporation	79	903	A
Quanex Corporation	52	1,636
Rock-Tenn Company	32	410
Silgan Holdings Inc.	46	1,015	A
Teledyne Technologies Incorporated	65	823	A
The Standard Register Company	27	399

	Shares/ Par	Market Value

Materials and Processing — Continued
Universal Forest Products, Inc.	40	$618
Valassis Communications, Inc.	35	935	A

		18,978

Producer Durables — 3.3%
Angelica Corporation	32	542
Curtiss-Wright Corporation	21	1,258
FEI Company	58	929	A
The Genlyte Group Incorporated	23	764	A
The Ryland Group, Inc.	59	2,566
Watts Industries, Inc.	60	936

		6,995

Technology — 16.6%
Acxiom Corporation	64	1,075	A
Artisan Components, Inc.	94	1,519	A
Avocent Corporation	91	2,119	A
Benchmark Electronics, Inc.	50	1,422	A
Checkpoint Systems Inc.	106	1,042	A
Citrix Systems, Inc.	58	765	A
DuPont Photomasks, Inc.	32	636	A
Hutchinson Technology, Inc.	109	2,687	A
Hyperion Solutions Corporation	32	778	A
Imation Corp.	47	1,757	A
Integrated Circuit Systems, Inc.	35	757	A
Inter-Tel, Incorporated	103	1,546
International Rectifier Corporation	55	1,080	A
Internet Security Systems, Inc.	35	346	A
InVision Technologies, Inc.	44	998	A
J2 Global Communications, Inc.	63	1,795	A
Methode Electronics, Inc.	93	754
Open Text Corporation	67	1,867	A
Progress Software Corporation	37	666	A
Rainbow Technologies, Inc.	46	436	A
Storage Technology Corporation	67	1,359	A
Sybase, Inc.	215	2,778	A
The Reynolds and Reynolds Company	20	503
Trimble Navigation Limited	44	833	A
United Online, Inc.	89	1,526	A
University of Phoenix Online	34	1,429	A
Western Digital Corporation	173	1,565	A
Zoran Corporation	61	782	A

		34,820

Telecommunication Services — 0.3%
Allen Telecom Inc.	60	588	A

Statement of Net Assets — Continued

Batterymarch U.S. Small Capitalization Equity Portfolio — Continued

	Shares/ Par	Market Value

Utilities — 2.9%
Commonwealth Telephone Enterprises, Inc.	33	$1,281	A
Northwest Natural Gas Company	36	909
Southwestern Energy Company	54	707	A
UGI Corporation	71	3,245

		6,142

Total Common Stock and Equity Interests (Identified Cost — $197,574)		193,258

Repurchase Agreements — 2.1%

Goldman, Sachs & Company 1.33%, dated 3/31/03, to be repurchased at $2,254 on 4/1/03 (Collateral: $2,173 Fannie Mae mortgage-backed securities, 7%, due 4/1/32, value $2,302)	$2,254	2,254
State Street Bank & Trust Company 1.3%, dated 3/31/03, to be repurchased at $2,254 on 4/1/03 (Collateral: $2,300 Freddie Mac notes, 2%, due 6/28/05, value $2,304)	2,254	2,254

Total Repurchase Agreements (Identified Cost — $4,508)		4,508

Total Investments — 94.1% (Identified Cost — $202,082)		197,766
Receivable for Fund Shares Sold — 5.6%		11,844
Other Assets Less Liabilities — 0.3%		454

Net assets consist of:
Accumulated paid-in capital applicable to:
25,881 Institutional Class shares outstanding	$234,149
85 Financial Intermediary Class shares outstanding	720
Undistributed net investment income/(loss)	188
Accumulated net realized gain/(loss) on investments	(20,677)
Unrealized appreciation/(depreciation) of investments	(4,316)

Net assets — 100.0%		$210,064

Net asset value per share:
Institutional Class		$8.09

Financial Intermediary Class		$8.09

A	Non-income producing.

See notes to financial statements.

Statement of Operations

For the Year Ended March 31, 2003

(Amounts in Thousands)

Batterymarch U.S. Small Capitalization Equity Portfolio

Investment Income:
Dividends	$2,306A
Interest	64

Total income		$2,370

Expenses:
Management fee	1,137
Distribution and service fees:
Financial Intermediary Class	1B
Audit and legal fees	41
Custodian fees	140
Directors’ fees and expenses	10
Registration fees	23
Reports to shareholders	10
Transfer agent and shareholder servicing expense:
Institutional Class	28B
Other expenses	19

Total expenses		1,409

Net Investment Income/(Loss)		961

Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on investments	(13,527)
Net change in unrealized appreciation/(depreciation) of investments	(22,760)

Net Realized and Unrealized Gain/(Loss) on Investments		(36,287)

Change in Net Assets Resulting From Operations		$(35,326)

A	Net of foreign taxes of $7.
B	See Note 1 to financial statements.

See notes to financial statements.

Statement of Changes in Net Assets

(Amounts in Thousands)

Batterymarch U.S. Small Capitalization Equity Portfolio

	For the Years Ended March 31,
	2003	2002

Change in Net Assets:
Net investment income/(loss)	$961	$414
Net realized gain/(loss) on investments	(13,527)	1,681
Net change in unrealized appreciation/(depreciation) of investments	(22,760)	19,502

Change in net assets resulting from operations	(35,326)	21,597
Distributions to shareholders from net investment income:
Institutional Class	(817)	(493)
Financial Intermediary Class	—	—
Change in net assets from Fund share transactions:
Institutional Class	87,927	44,320
Financial Intermediary Class	720	—

Change in net assets	52,504	65,424

Net Assets:
Beginning of year	157,560	92,136

End of year (including undistributed net investment income of $188 and $44, respectively)	$210,064	$157,560

See notes to financial statements.

Financial Highlights

Batterymarch U.S. Small Capitalization Equity Portfolio

Contained below is per share operating data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Institutional Class:

	Years Ended March 31,
	2003	2002	2001		2000A

Net asset value, beginning of period	$10.27	$ 8.72	$9.68		$10.00

Investment operations:
Net investment income	.04	.03	.03C		N.M.C
Net realized and unrealized gain/(loss) on investments	(2.18)	1.56	(.97)		(.32)

Total from investment operations	(2.14)	1.59	(.94)		(.32)

Distributions:
From net investment income	(.04)	(.04)	(.02)		—

Total distributions	(.04)	(.04)	(.02)		—

Net asset value, end of period	$ 8.09	$10.27	$8.72		$9.68

Ratios/supplemental data:
Total return	(20.87)%	18.26%	(9.72)%		(3.20	)%B
Expenses to average net assets	.87%	.94%	.95	%C	.95	%C,D
Net investment income to average net assets	.59%	.35%	.59	%C	3.42	%C,D
Portfolio turnover rate	119.4%	158.0%	146.5%		N.M.
Net assets, end of period (in thousands)	$209,376	$157,560	$92,136		$6,757

A	For the period March 13, 2000 (commencement of operations) to March 31, 2000.
B	Not annualized.
C	Net of fees waived and expenses reimbursed by the manager pursuant to a contractual expense limitation of 0.95% until August 1, 2003. If no fees had been waived or expenses reimbursed by the manager, the annualized ratio of expenses to average net assets would have been as follows: for the year ended March 31, 2001, 1.14%; and for the period ended March 31, 2000, 5.70%.
D	Annualized.

N.M.—Not meaningful.

See notes to financial statements.

Financial Highlights — Continued

Batterymarch U.S. Small Capitalization Equity Portfolio

Financial Intermediary Class:

	Period Ended March 31, 2003E

Net asset value, beginning of period	$8.47

Investment operations:
Net investment income	N.M.
Net realized and unrealized gain/(loss) on investments	(.38)

Total from investment operations	(.38)

Distributions:
From net investment income	—

Total distributions	—

Net asset value, end of period	$8.09

Ratios/supplemental data:
Total return	(4.49	)%B
Expenses to average net assets	1.10	%D
Net investment income to average net assets	.14	%D
Portfolio turnover rate	119.4	%D
Net assets, end of period (in thousands)	$688

E	For the period January 9, 2003 (commencement of operations) to March 31, 2003.

See notes to financial statements.

Notes to Financial Statements

Batterymarch U.S. Small Capitalization Equity Portfolio

(Amounts in Thousands)

1.	Significant Accounting Policies:

Legg Mason Charles Street Trust, Inc. (“Corporation”) consisting of Batterymarch U.S. Small Capitalization Equity Portfolio (“Portfolio”), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

The Portfolio offers two classes of shares: Institutional Class, which commenced operations on March 13, 2000, and Financial Intermediary Class, which commenced operations on January 9, 2003. The income and expenses of the Portfolio are allocated proportionately to each class based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. As of March 31, 2003, there were no transfer agent expenses charged to the Financial Intermediary Class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

Security Valuation

Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Security Transactions

Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 2003, receivables for securities sold and payables for securities purchased were as follows:

Receivable for Securities Sold	Payable for Securities Purchased

$1,520	$1,059

For the year ended March 31, 2003, investment transactions (excluding short-term investments) were as follows:

Purchases	Proceeds From Sales

$265,471	$192,341

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a portfolio’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the portfolio’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a portfolio has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the portfolio in the event the portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the

Notes to Financial Statements — Continued

period while the portfolio seeks to assert its rights. The Portfolio’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Portfolio level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

2.	Federal Income Taxes:

No provision for federal income or excise taxes is required since the Portfolio intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

Distributions during the years ended March 31, 2003 and 2002, were characterized as follows for tax purposes:

	For the Years Ended March 31,
	2003	2002

Ordinary income	$817	$493

Total distributions	$817	$493

Pursuant to federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and March 31 of each year (“post-October loss”) as occurring on the first day of the following tax year. For the year ended March 31, 2003, realized capital losses of $6,084 reflected in the accompanying financial statements will not be recognized for federal income tax purposes until the fiscal year ending March 31, 2004.

The tax basis components of net assets at March 31, 2003, were as follows:

Unrealized appreciation	$11,155
Unrealized depreciation	(16,445)

Net unrealized appreciation/(depreciation)	(5,290)
Capital loss carryforwards	(13,619)
Post-October loss push and other loss deferrals	(6,084)
Undistributed ordinary income	188
Paid-in capital	234,869

Net assets	$210,064

The difference between book and tax basis unrealized appreciation/(depreciation) is primarily due to the tax deferral of wash sale losses.

The Portfolio intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. Unused capital loss carryforwards for federal income tax purposes at March 31, 2003, were as follows:

Expiration Date	Amount

2008	$2
2009	2,231
2010	4,422
2011	6,964

At March 31, 2003, the cost of investments for federal income tax purposes was $203,056.

3.	Transactions With Affiliates:

The Portfolio has a management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to the agreement, LMFA provides the Portfolio with management and administrative services for which the Portfolio pays a fee, computed daily and payable monthly, at an annual rate of the Portfolio’s average daily net assets as shown in the chart that follows.

Batterymarch Financial Management, Inc. (“Batterymarch”) serves as investment adviser to the Portfolio. The investment adviser is responsible for the actual investment activity of the Portfolio.

To the extent LMFA receives a management fee after taking into account its contractual obligation to limit expenses as discussed below, LMFA will pay the Portfolio’s investment adviser the entire management fee it receives from the Portfolio.

LMFA has contractually agreed, until August 1, 2003, to waive its fees and reimburse expenses in any month to the extent the Portfolio’s expenses (exclusive of taxes, interest, brokerage and extraordinary expense) exceed during that month an annual rate of the Portfolio’s average daily net assets as shown in the following chart:

			At March 31, 2003
	Management Fee	Expense Limitation	Management Fee Payable (Actual Dollars)

Institutional Class	0.70%	0.95%	$112,968
Financial Intermediary Class	0.70%	1.20%	396

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Portfolio to LMFA to the extent that, from time to time during the next three fiscal years, the repayment will not cause the Portfolio’s expenses to exceed the limits shown above. At March 31, 2003, there were no amounts subject to repayment by the Portfolio.

Legg Mason Wood Walker, Incorporated (“Legg Mason”), a member of the New York Stock Exchange, serves as the Portfolio’s distributor. Legg Mason receives an annual service fee, based on the Portfolio’s Financial Intermediary Class’s average daily net assets, computed daily and payable monthly as follows:

At March 31, 2003
Distribution and Service Fees	Service Fees Payable (Actual Dollars)

0.25%	$141

The 12b-1 plan for the Financial Intermediary Class of the Portfolio provides for payments of distribution and service fees at an annual rate of up to 0.40% of the Portfolio’s average daily net assets. The Board of Directors of the Portfolio has approved payments under this plan of 0.25% of average daily net assets.

Notes to Financial Statements — Continued

No brokerage commissions were paid by the Portfolio to Legg Mason or its affiliates during the year ended March 31, 2003.

Batterymarch, LMFA and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

4.	Line of Credit:

The Portfolio, along with certain other Legg Mason Funds, participates in a $300 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. For the year ended March 31, 2003, the Portfolio made no borrowings under the Credit Agreement.

5.	Fund Share Transactions:

At March 31, 2003, there were 500 million shares authorized at $0.001 par value each of the Institutional and Financial Intermediary Classes of the Portfolio. Share transactions were as follows:

	Sold		Reinvestment of Distributions		Repurchased		Net Change

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

—Institutional Class
Year Ended March 31, 2003	12,975	$109,328	93	$762	(2,532)	$(22,163)	10,536	$87,927
Year Ended March 31, 2002	5,213	48,495	45	414	(475)	(4,589)	4,783	44,320
—Financial Intermediary Class
Period Ended March 31, 2003A	92	$778	—	$—	(7)	$(58)	85	$720

A	For the period January 9, 2003 (commencement of operations) to March 31, 2003.

Report of Independent Auditors

To the Shareholders and Board of Directors

Legg Mason Charles Street Trust, Inc. – Batterymarch U.S. Small Capitalization Equity Portfolio

We have audited the accompanying statement of net assets of Batterymarch U.S. Small Capitalization Equity Portfolio (the “Portfolio”) as of March 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Batterymarch U.S. Small Capitalization Equity Portfolio at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

April 30, 2003

Special Meeting of Shareholders

A Special Meeting of Shareholders of the Portfolio was held on October 24, 2002, at which the following actions were taken:

	For	Against	Abstain

Proposal 1: To elect a Board of Directors:

John F. Curley, Jr.	12,369	0	0
Mark R. Fetting	12,369	0	0
Richard G. Gilmore	12,369	0	0
Arnold L. Lehman	12,369	0	0
Robin J.W. Masters	12,369	0	0
Jill E. McGovern	12,369	0	0
Arthur S. Mehlman	12,369	0	0
G. Peter O’Brien	12,369	0	0
S. Ford Rowan	12,369	0	0

Proposal 2: To modify the fundamental investment restrictions on:

a) borrowing money	10,392	1,434	543
b) underwriting securities	10,977	849	543
c) lending	11,170	656	543
d) issuing senior securities	10,198	1,628	543
e) real estate investments	10,977	849	543
f) investing in commodities	10,977	849	543
g) industry concentration	10,977	849	543

Proposal 3: To change the investment objective from fundamental to nonfundamental.	8,259	3,553	557

Directors and Officers

The table below provides information about each of the Portfolio’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

Name and Age	Position(s) Held With Funds	Term of Office and Length of Time ServedA	Number of Legg Mason Funds Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years

INDEPENDENT DIRECTORS:

Gilmore, Richard G. Age 75	Director	Since 2001	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	None

Retired. Trustee of Pacor Settlement Trust, Inc. since 1990. Formerly: Director of CSS Industries, Inc. (diversified holding company that makes seasonal decorative products); Senior Vice President, Chief Financial Officer and Director of PECO Energy Co., Inc. (now Exelon Corporation).

Lehman, Arnold L. Age 58	Director	Since 2001	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Director of The Brooklyn Museum of Art since 1997. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. Age 47	Director	Since 2002	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	None

Retired. Director of The Family Learning Centre (non-profit) since 1996; Director of Bermuda SMARTRISK (non-profit) since 2001. Formerly: Chief Investment Officer of ACE Limited (insurance) (1995-2000).

McGovern, Jill E. Age 58	Director	Since 2001	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	None

Chief Executive Officer of The Marrow Foundation since 1993. Formerly: Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Directors and Officers — Continued

Name and Age	Position(s) Held With Funds	Term of Office and Length of Time ServedA	Number of Legg Mason Funds Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years

Mehlman, Arthur S. Age 61	Director	Since 2002	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	None

Retired. Director of Maryland Business Roundtable for Education (nonprofit); Director of University of Maryland Foundation (non-profit); Director of University of Maryland College Park Foundation (nonprofit) since 1998. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter Age 57	Director	Since 2001	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Director of the Royce Family of Funds (consisting of 17 portfolios); Director of Renaissance Capital Greenwich Funds.	Trustee of Colgate University and President of Hill House, Inc. (residential home care). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford Age 59	Director	Since 2002	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	None

Consultant, Rowan & Blewitt Inc. (management consulting); Adjunct Professor, George Washington University since 2000; Director of Santa Fe Institute (scientific research institute) since 1999; Director of Annapolis Center for Science-Based Public Policy since 1995.

INTERESTED DIRECTORS:

Curley, John F., Jr.B Age 63	Chairman and Director	Since 2001	Chairman and Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	None

Director and/or officer of various Legg Mason affiliates. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated; Director of Legg Mason Fund Adviser, Inc. and Western Asset Management Company (each a registered investment adviser).

Name and Age	Position(s) Held With Funds	Term of Office and Length of Time ServedA	Number of Legg Mason Funds Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years

Fetting, Mark R.B Age 48	President and Director	Since 2001	President and Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Director of the Royce Family of Funds (consisting of 17 portfolios).

Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates; Vice President, T. Rowe Price Group, Inc.

EXECUTIVE OFFICERS:

Duffy, Marc R.C Age 45	Vice President and Secretary	Since 2001	Vice President and Secretary of all Legg Mason funds (consisting of 23 portfolios).	None

Vice President and Secretary of Legg Mason Fund Adviser, Inc. since 2000; Associate General Counsel of Legg Mason Wood Walker, Incorporated since 1999. Formerly: Senior Associate, Kirkpatrick & Lockhart LLP (1996-1999); Senior Counsel, Securities and Exchange Commission, Division of Investment Management (1989-1995).

Karpinski, Marie K.C Age 54	Vice President and Treasurer	Since 2001	Vice President and Treasurer of all Legg Mason funds (consisting of 23 portfolios).	None

Vice President of Legg Mason Wood Walker, Incorporated; Vice President and Treasurer of Legg Mason Fund Adviser, Inc. and Western Asset Funds, Inc.; Treasurer of Pacific American Income Shares, Inc. and Western Asset Premier Bond Fund.

A	Directors of the Portfolio serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Portfolio serve one-year terms, subject to annual reappointment by the Board of Directors.
B	Mr. Curley and Mr. Fetting are considered to be interested persons (as defined in the 1940 Act) of the Portfolio by virtue of being employees of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Portfolio.
C	Officers of the Portfolio are interested persons (as defined in the 1940 Act).

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S DIRECTORS AND OFFICERS

IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION,

AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-822-5544.

Investment Adviser

Batterymarch Financial Management, Inc. Boston, MA

Transfer Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart LLP

Washington, DC

Independent Auditors

Ernst & Young LLP

Philadelphia, PA

This report is not to be distributed unless preceded or accompanied by a prospectus.

Legg Mason Wood Walker, Incorporated

Member NYSE, Inc.    •    Member SIPC

100 Light Street

Baltimore, MD 21202

888 • 425 • 6432